UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2006

WHITEHALL LIMITED, INC.

(Exact name of registrant as specified in its charter)

Florida	0-29027	84-1092599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

290 Cocoanut Avenue

Sarasota, Florida 34236

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (941) 954-1181

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountants.

On September 6, 2006, Whitehall Limited, Inc. (“Whitehall”) engaged Friedman Cohen Taubman & Company, LLC (“FCT”) as its new independent registered public accounting firm. The decision to engage FCT was approved by Whitehall’s board of directors. During Whitehall’s two most recent fiscal years and in the subsequent interim period, neither Whitehall nor anyone acting on its behalf consulted with FCT regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITEHALL LIMITED, INC.

Date: September 7, 2006	By:	/s/ Ronald Mustari
Ronald Mustari
President and Chief Executive Officer